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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 18, 2000
                                                         -----------------


                       3-DIMENSIONAL PHARMACEUTICALS, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                      000-30992                23-2716487
      (State or Other               (Commission File         (I.R.S. Employer
       Jurisdiction of                  Number)             Identification No.)
        Incorporation)

            665 Stockton Drive
            Exton, Pennsylvania                                    19341
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  (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (610) 458-8959
                                                           ---------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.

     On December 18, 2000, 3-Dimensional Pharmaceuticals, Inc. issued the following press release attached hereto as Exhibit 99.


Item 7.    Financial Statements and Exhibits.

          (c) Exhibits

              99 Press release dated December 18, 2000.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               3-DIMENSIONAL PHARMACEUTICALS, INC.

                               By  \s\ Scott M. Horvitz
                                   ----------------------
                                   Scott M. Horvitz
                                   Vice President, Finance and Administration

Dated: December 18, 2000
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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------

         99                Press Release dated December 18, 2000